Exhibit 99

Jefferies Announces Second Quarter Financial Results

NEW YORK--(BUSINESS WIRE)--Jefferies Group, Inc. (NYSE: JEF) today announced financial results for the second quarter ended June 30, 2008.

Highlights for the second quarter ended June 30, 2008:

  Net revenues were $392 million.
  Commissions and principal transactions (trading revenues) were a record $244 million.
  The net loss for the second quarter of 2008 was $4.4 million after $15 million in severance costs.

“In the face of a market environment that continues to be challenging, Jefferies achieved significantly improved financial results in the second quarter,” commented Richard B. Handler, Chairman and Chief Executive Officer of Jefferies. “Our firm remains in a strong financial and market position with excess liquidity, a solid business base, and a platform positioned to perform as conditions improve. We thank our clients, employees and shareholders for their continued support,” he added.

Conference Call

A conference call with management discussion of financial results for the second quarter will be held on July 22, 2008 at 9:00 AM Eastern and can be accessed at (706) 634-9290. A one-week replay of the call will be available two hours post-call at (402) 977-9140 (code: 21388113). A live audio webcast and delayed replay will also be available under “Investor Relations” at www.jefferies.com.

About Jefferies

Jefferies, a global investment bank and institutional securities firm, has served growing and mid-sized companies and their investors for 45 years. Headquartered in New York, with more than 25 offices around the world, Jefferies provides clients with capital markets and financial advisory services, institutional brokerage, securities research and asset management. The firm is a leading provider of trade execution in equity, high yield, convertible and international securities for institutional investors and high net worth individuals. Jefferies & Company, Inc. is the principal operating subsidiary of Jefferies Group, Inc. (NYSE: JEF; www.jefferies.com).

JEFFERIES GROUP, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF EARNINGS (Amounts in Thousands, Except Per Share Amounts) (Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2008	June 30, 2007	June 30, 2008	June 30, 2007

Revenues:
Commissions	$102,521	$83,094	$216,172	$160,126
Principal transactions	141,679	129,030	141,733	273,479
Investment banking	109,372	223,093	208,579	393,208
Asset management fees and investment income (loss) from managed funds	13,479	13,384	(14,317)	35,869
Interest	210,540	310,739	415,431	511,901
Other	6,434	7,005	12,914	15,046
Total revenues	584,025	766,345	980,512	1,389,629
Interest expense	191,943	300,885	387,234	505,360
Revenues, net of interest expense	392,082	465,460	593,278	884,269

Non-interest expenses:
Compensation and benefits	277,514	251,602	537,465	479,268
Floor brokerage and clearing fees	18,588	16,527	31,536	31,109
Technology and communications	29,478	23,703	60,394	45,860
Occupancy and equipment rental	20,436	17,864	37,693	36,035
Business development	10,978	12,080	23,878	25,189
Other	20,617	15,293	41,098	34,924
Total non-interest expenses	377,611	337,069	732,064	652,385

Earnings/(loss) before income taxes and minority interest	14,471	128,391	(138,786)	231,884
Income tax (benefit)/expense	4,016	45,046	(53,876)	85,704
Earnings/(loss) before minority interest	10,455	83,345	(84,910)	146,180

Minority interest in (loss) earnings of consolidated subsidiaries, net	14,840	15,510	(19,988)	16,086
Net (loss)/earnings	($4,385)	$67,835	($64,922)	$130,094

(Loss)/earnings per share:
Basic	($0.03)	$0.48	($0.42)	$0.92

Diluted	($0.03)	$0.45	($0.42)	$0.86

Weighted average shares:
Basic	165,694	142,092	153,739	141,498
Diluted	165,694	154,301	153,739	153,183

Effective Tax Rate	27.8%	35.1%	38.8%	37.0%

JEFFERIES GROUP, INC. AND SUBSIDIARIES SELECTED STATISTICAL INFORMATION (Amounts in Thousands, Except Per Share Amounts) (Unaudited)

	Quarters ended
	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
Statement of Earnings
Revenues, net of interest expense	$392,082	$201,196	$349,397	$334,424	$465,460	$418,809
Non-interest expenses:
Compensation and benefits	277,514	259,951	283,538	183,503	251,602	227,666
Non-personnel expenses	100,097	94,502	107,330	95,600	85,467	87,650
(Loss) / earnings before income taxes and minority interest	14,471	(153,257)	(41,471)	55,321	128,391	103,493
Income tax (benefit) / expense	4,016	(57,892)	(14,134)	21,608	45,046	40,658
Earnings / (loss) before minority interest	10,455	95,365	(27,337)	33,713	83,345	62,835
Minority interest in earnings / (loss) of consolidated subsidiaries, net	14,840	(34,828)	(3,135)	(5,060)	15,510	576
Net (loss) / earnings	($4,385)	($60,537)	($24,202)	$38,773	$67,835	$62,259

Diluted (loss) / earnings per share	($0.03)	($0.43)	($0.17)	$0.26	$0.45	$0.42

Financial Ratios
Pretax operating margin	3.7%	-76.2%	-11.9%	16.5%	27.6%	24.7%
Compensation and benefits / net revenues	70.8%	129.2%	81.2%	54.9%	54.1%	54.4%
Effective tax rate	27.8%	37.8%	34.1%	39.1%	35.1%	39.3%

JEFFERIES GROUP, INC. AND SUBSIDIARIES SELECTED STATISTICAL INFORMATION (Amounts in Thousands, Except Per Share Amounts) (Unaudited)

	Quarters ended
	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
Revenues by Source
Equities	$149,142	$138,193	$139,248	$140,296	$144,563	$173,057
Fixed Income & Commodities
Fixed Income (excluding high yield) and Commodities	69,499	33,668	36,201	16,502	40,443	46,128
High Yield	31,993	(51,676)	(3,225)	(7,387)	34,123	10,337
Fixed Income & Commodities Total	101,492	(18,008)	32,976	9,115	74,566	56,465

Total	250,634	120,185	172,224	149,411	219,129	229,522

Investment banking	109,372	99,207	167,204	189,780	223,093	170,115

Asset management fees and investment income (loss) from managed funds:
Asset management fees	4,758	6,285	6,419	5,369	7,294	9,451
Investment income (loss) from managed funds	8,721	(34,081)	(12,471)	(11,652)	6,090	13,034
Total	13,479	(27,796)	(6,052)	(6,283)	13,384	22,485
Interest	210,540	204,891	328,926	334,056	310,739	201,162
Total revenues	$584,025	$396,487	$662,302	$666,964	$766,345	$623,284

Other Data
Number of trading days	64	61	64	63	63	61
Average employees	2,327	2,486	2,521	2,472	2,319	2,265
Common shares outstanding	162,121	132,762	124,453	125,657	125,740	124,238
Weighted average shares:
Basic	165,694	141,784	140,726	142,822	142,092	140,897
Diluted	165,694	141,784	140,726	155,480	154,301	152,058

As of June 30, 2008, stockholders' equity amounted to $2.2 billion, resulting in book value of $13.60 per share.

JEFFERIES GROUP, INC. AND SUBSIDIARIES
SHARES OUTSTANDING AND BASIC AND DILUTED EARNINGS PER SHARE

		June 30, 2008

Shares outstanding		162,121,394

Note - All share information below for EPS purposes is based upon weighted-average balances for the applicable period.

		Three months ended	Six months ended
		June 30, 2008	June 30, 2008

Shares Outstanding (weighted average)	(1)	155,260,503	142,087,743
Unvested restricted stock	(2)	(12,963,720)	(11,533,344)
Vested restricted stock units	(3)	17,994,077	17,879,055
Other issuable shares	(4)	5,402,918	5,305,653
Basic EPS Shares		165,693,779	153,739,107

Stock Options	(5)	42,671	49,988
Convertible Debt Pfd	(6)	4,099,511	4,093,795
Unvested restricted stock/ restricted stock units	(5)	7,932,425	7,667,067
Diluted EPS Shares		177,768,386	165,549,957
(1)	Shares outstanding represents shares issued less shares repurchased in treasury stock. Shares issued includes public and private offerings, vested and unvested restricted stock, distributions related to restricted stock units, deferred compensation plans, employee stock purchase plan and stock option exercises. Shares issued does not include undistributed vested and unvested restricted stock units.

(2)	As restricted stock is contingent upon a future service condition, unvested shares are removed from shares outstanding in the calculation of basic EPS as Jefferies obligation to issue these shares remains contingent.

(3)	As vested restricted stock units are no longer contingent upon a future service condition or any other contingency and are issuable upon a certain date in the future, vested restricted stock units are added to shares outstanding in the calculation of basic EPS.

(4)	Other shares issuable not pursuant to any contingency include shares issuable under certain deferred compensation plans and shares issuable in connection with earnout agreements.

(5)	Calculated under the treasury stock method in accordance with FASB 128, Earnings per Share. The treasury stock method assumes the issuance of only a net incremental number of shares as proceeds from issuance are assumed to be used to repurchase shares at the average stock price for the period.

(6)	Calculated under the if-converted method in accordance with FASB 128, Earnings per Share. The if-converted method assumes the conversion of convertible securities at the beginning of the period.

CONTACT:
Jefferies Group, Inc.
Peregrine C. Broadbent, 212-284-2338
Chief Financial Officer